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                                                           Lease - EXHIBIT 10.10

                         LEASE AND OPTION TO PURCHASE
                         ----------------------------
                                   AGREEMENT
                                   ---------

     THIS LEASE, made and entered into this 26th day of January, 1996, by and between MAGGIE COMPTON SIMMERS, widow, party of the first part, and hereinafter referred to as "Landlord"; and SALEM BANK & TRUST, a banking organization having its principal office in the City of Salem, Virginia, party of the second part, and hereinafter referred to as "Tenant" provides:

     SECTION 1. Premises.  Landlord leases to Tenant and Tenant hires from
                --------
Landlord the property described as follows:

     Lots 4 and 5, Section 1, Riverland Court, Subdivision, known as 1406 Colorado Street, Salem, Virginia. All fixtures attached to the building as of the date of this Agreement are leased with the premises.

     SECTION 2. Term.  The initial term of this Lease shall be for a term of
                ----
five (5) years commencing on February 16, 1996, and ending on February 15, 2001, at midnight. Tenant may renew the lease for a second five (5) year term if notice of the intent to renew is given to Landlord by Tenant ninety (90) days prior to the expiration of the initial term of lease, in accordance with the notice provisions set forth herein. Tenant may renew the lease for a third five
(5) year term if notice of the intent to renew is given to Landlord by Tenant ninety (90) days prior to the expiration of the second term of the lease, in accordance with the notice provisions set forth herein.

     SECTION 3. Possession. If Landlord is unable to give possession of Premises
                ----------
on the date of commencement of the term of this Lease, by reason of the holding over of any tenant or occupant, rent shall abate for the period that possession by Tenant is delayed.

     SECTION 4. Use.  Tenant shall use Premises for banking purposes only and
                ---
shall not permit any other operation which might cause an additional premium to be payable for insurance on Premises or the Building against fire or other hazard, or which might render void or voidable

                                                             C.O. Jr. _________
                                                             M.C. S. __________
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any such insurance. Tenant covenants that it shall comply with all Federal,
State, City, County or other municipal laws, ordinances and regulations.

     SECTION 5. Rent.  Tenant shall pay to Landlord as annual rent in legal
                ----
tender of the United States without offset or deduction the sum of Seven Hundred Dollars ($700.00) per month, payable in advance on the sixteenth day of each month during the term hereof, without demand therefor being made, at P.0. Box 183, Salem, Virginia, 24153, or at such other place as Landlord shall designate in writing.

     (A) In the event that Tenant exercises the option to renew this lease for a second term the rent for that second term shall be Eight Hundred Dollars ($800.00) per month, payable in advance on the sixteenth day of each month during said second term. In the event that Tenant exercises the option to renew this lease for a third term, the rent for that third term shall be Nine Hundred Dollars ($900.00) per month, payable in advance on the sixteenth day of each month during said third term.

     There shall be no security or damage deposit payable to Landlord by reason of this Lease.

     SECTION 6. Charges. During the term of the Lease, Tenant shall pay all utility charges, taxes and insurance.

     "Utility Charges" include charges for water, sewage, electricity, heating, and any taxes imposed thereon.

     "Taxes" include local real estate taxes, business or use taxes as charged against the premises, but do not include local, state, or federal income taxes payable by Landlord.

     "Insurance" includes:

          (i) fire and extended coverage for the replacement value of the building and for any equipment furnished by Landlord, and naming Landlord in the loss payable or beneficiary clause, and

          (ii) liability insurance naming Landlord as an insured party in an amount not less than $300,000.

                                                             C.O. Jr. _________
                                                             M.C. S. __________

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     SECTION 7. Negative Covenants.
                ------------------

     (A) Tenant shall not without Landlord's prior written consent make alterations, additions or improvements to Premises, unless said changes relate to the equipping and maintenance of the Premises as a Banking facility.

     (B) Tenant shall not commit or permit any act which results in any wasting of Premises.

     (C) Tenant shall not vacate nor abandon the Premises during the term of this Lease except for temporary repairs or casualty.

     (D) Tenant shall not permit any equipment on the Premises which would exceed the normal demands placed on the Building's electrical, water, heating or air conditioning systems.

     SECTION 8. Care and Repair.
                ---------------

     (A) Tenant shall maintain Premises in the same good condition as they shall be at the commencement of this Lease, ordinary wear and tear excepted. Tenant shall, at its expense, make such repairs to the demised premises and the fixtures and appurtenances therein necessitated by the negligence of Tenant (except fire or other casualty caused by Tenant's negligence, as long as the fire or other casualty insurance policies insuring Landlord are not invalidated by this provision) or by the use of the demised premises in a manner not provided in the Lease. All damage or injury to the Premises and to its fixtures, appurtenances and equipment or to the building or to its fixtures, appurtenances and equipment for which Landlord has not been or will not be reimbursed by insurance shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense, which repairs, restorations and replacements shall be in quality and class equal to the original work or installations.

     Tenant shall, at its expense, make all repairs and replacements, structural or otherwise, necessary or desirable to keep in good order and repair the parking area and the interior and exterior of the Premises including Landlord's equipment.

                                                             C.O. Jr. _________
                                                             M.C. S. __________

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     (B)  All improvements made by Tenant to Premises which are so attached to
Premises that they cannot be removed without material injury to Premises, shall at Landlord's option become the property of Landlord upon installation. Tenant shall at its sole cost and expense not later than the last day of the term remove all of its personal property and those improvements made by Tenant which have not become the property of Landlord, including trade fixtures, cabinet work, movable paneling, partitions and the like, repair all injury done by or in connection with the installation or removal of such property and improvements, and surrender Premises in as good condition as they were at the beginning of the term, ordinary wear and tear and damage by fire or other casualty not due to the misuse or neglect of Tenant or Tenant's agents, servants, visitors or licensees excepted.

     (C) A drive-in window facility and/or a banking vault, if installed and placed in or (in the premises by Tenant, shall not be considered an improvement attached to the Premises regardless of how affixed to the Premises.

     (D) All property of Tenant remaining on the Premises after the last day of the term of this Lease shall conclusively be deemed abandoned and may be removal by Landlord, unless Tenant has given notice to the contrary, and Tenant shall reimburse Landlord for the cost of such removal. Landlord may have any such property stored at Tenant's risk and expense.

     SECTION 9.  Services.
                 --------

     Landlord shall provide no services.

     SECTION 10. Fire.
                 ----

     (A) If the Building is damaged by fire or any other casualty to such extent that (i) the cost of restoration, as reasonably estimated by Tenant, will equal or exceed 60% of the replacement value (exclusive of foundation) of the Building immediately prior to the occurrence, or (ii) if the time necessary to restore the Building, as reasonably estimated by Tenant, will exceed ninety (90) days, Tenant may, within 30 days after occurrence of such damage, give notice to Landlord of Tenant's election to terminate this Lease. In the event of such election, the

                                                             C.O. Jr. _________
                                                             M.C. S. __________

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Lease shall terminate on the third day after the giving of said notice, and
Tenant shall surrender possession of Premises as quickly as is practicable and the rent an all additional rent shall be apportioned as of the date of such surrender and any rent paid for any period beyond such date shall be repaid to Tenant.

     (B) If Tenant does not elect to terminate this Lease, Tenant shall restore the Building and Premises with reasonable dispatch, subject to delays beyond Tenant's control and delays in the making of insurance adjustments by Tenant.

     (C) In any case in which use of Premises is affected by any damage to the Building, there shall be either an abatement or an equitable reduction in rent depending on the time period and the extent to which Premises are not reasonably usable for the purposes for which they are leased hereunder. If the damage results from the fault of Tenant, Tenant shall not be entitled to any abatement or reduction of rent, except to any extent that Landlord receives the proceeds of rent insurance in lieu of such rent.

     SECTION 11.  Condemnation.
                  ------------

     (A) If all or part of the building or the land comprising the site on which the Building is situated shall be taken or condemned (or sold under threat of such taking) by a competent authority for any public or quasi-public use or purpose, Landlord may, by 30 days notice to Tenant terminate this Lease; and if so much of Premises shall be so taken as to leave the untaken part insufficient for the purposes for which Premises were leased hereunder, either Landlord or Tenant may, by notice to the other, terminate this Lease.

     (B) In the event of a termination pursuant to either of the foregoing conditions, this Lease shall terminate on the date when title vests pursuant to such taking. Tenant shall have no claim against the Landlord for the value of the unexpired term hereof or of any fixtures and improvements owned by Tenant or for moving expenses or other consequential damages; provided, however, that Tenant may participate in any condemnation award if such participation does not affect the rights or award of Landlord. The rent and additional rent shall be apportioned

                                                             C.O. Jr. _________
                                                             M.C. S. __________

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as of the date of such title vesting and any rent paid in advance beyond such date shall be refunded to the Tenant.

     (C) If this Lease shall continue after any such taking, Landlord shall restore Premises to a tenantable condition and rent shall be equitably abated during the period of restoration.

     SECTION 12.  Default.  Upon the occurrence of any of the following
                  -------
events, and expiration of the applicable period herein provided for curing such event, without notice, if no notice is required, or with the required notice, then there shall be an "Event of Default":

     (i) If Tenant takes advantage of any debtor relief proceeding where-by the rent is to be deferred.

     (ii) If Tenant makes an assignment for the benefit of creditors or takes any action under any voluntary insolvency or bankruptcy act.

     (iii) If Tenant does not pay any monthly rental payment, or any other sum to be paid by Tenant hereunder, without just cause.

     (iv) If Tenant fails in the performance of any of the covenants or conditions hereof.

     SECTION 13.  Landlord's Remedies Upon an Event of Default.
                  ---------------------------------------------

     (A)   Upon the occurrence of any Event of Default, Landlord may:

     (i) Enter Premises to cure a non-monetary default by Tenant and add the cost of such cure to the amount of the next rental payment.

     (ii) Cancel and terminate this Lease on not less than thirty days prior written notice to Tenant. On the date specified in such notice Tenant shall then quit and surrender Premises to Landlord, but Tenant shall remain liable as herein provided. Upon such termination, Landlord may resume possession of Premises by any lawful means, and remove Tenant and its effects and hold Premises as if this Lease had not been made.

     (iii) Landlord may reenter Premises without terminating this Lease and prepare Premises for reletting and may occupy or relet Premises. In such event Tenant will remain

                                                             C.O. Jr. _________
                                                             M.C. S. __________

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responsible for the difference in rental paid by the new Lessee if by Tenant, but only for the duration of the term of the lease.

     (B) Failure of Landlord to reenter the Premises, or to exercise any of its rights hereunder upon any default, shall not be deemed a waiver of any subsequent default or defaults. All of Landlord's rights shall be cumulative and shall not preclude Landlord from exercising any other rights which he may have at law or in equity.

     SECTION 14.  No Waiver.  Failure of either Landlord or Tenant to insist
                  ---------
upon strict observance of any provision of this Lease shall not be deemed a waiver of such or any other provision of this Lease in any other instance.

     SECTION 15.  Notices.  Any notice by either party to the other shall be in
                  -------
writing and shall be deemed to be duly given only if delivered personally or mailed by registered or certified mail with return receipt requested in a postpaid envelope addressed (a) if to Tenant, at the Building and the main offices of Tenant in Salem, Virginia, and, (b) if to Landlord, at P. 0. Box 183 Salem, Virginia, 24153, or at such other addresses as Tenant or Landlord, respectively, may designate in writing. Notice shall be deemed to have been duly given: if delivered personally, upon delivery; if mailed, upon the receipt of delivery notice from the U.S. Post Office.

     SECTION 16.  Landlord's Right to Inspect and Repair.
                  --------------------------------------

     Landlord and its agents, officers, employees, or licensees may enter Premises at any reasonable time, on reasonable notice to Tenant (except that no notice need be given in event of an emergency) for the purpose of inspection or the making of repairs, replacements and additions in, to, on and about Premises or the Building.

     SECTION 17.  Landlord's Right to Show.  Landlord may after giving notice to
                  ------------------------
Tenant show Premises to prospective purchasers and mortgagors. During the last three (3) months of the term of this lease, Landlord may show the Premises to prospective tenants. The Landlord's right to show under this Section is limited to showing the Premises during business hours during which time the lobby of the Premises is not open to the public.

                                                             C.O. Jr. _________
                                                             M.C. S. __________

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     SECTION 18.  Assignment and Subleasing; Successors and Assigns.
                  -------------------------------------------------

     Tenant agrees that it will not transfer or assign this Lease, nor lease or sublease the whole or any part of the Premises without the written consent of Landlord; provided that the foregoing shall not prevent the assignment of this Lease to any corporation with which Tenant may merge or consolidate, or any wholly owned subsidiary of Tenant. Consent by Landlord to any assignment or sublease shall not be unreasonably withheld, but no such assignment or sublease shall release Tenant from liability hereunder except upon the express written agreement of Landlord. Consent by Landlord to any assignment or sublease shall not constitute a waiver of the necessity of such consent to any subsequent assignment or subletting.

     This Lease and all the terms, covenants, conditions and provisions herein contained shall be binding upon and shall inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and assigns (if assigned in accordance with the terms herein set out above).

     SECTION 19.  Quiet Enjoyment.  Subject to the other terms of this Lease,
                  ---------------
Landlord covenants that Tenant, upon performing all its obligations hereunder, shall have quiet and peaceable possession of Premises during the term hereof.

     SECTION 20.  Option to Purchase Premises.  Tenant is hereby granted the
                  ---------------------------
option to purchase the Premises during the term of this Lease at any time during a term of the Lease.

     The actual Value of the property on January 26, 1996, for the land and building involved is agreed to be One Hundred Sixty Seven Thousand Eight Hundred Seventy Four Dollars ($167,874.00), which value the parties agree is to be increased at the rate of five percent (5%) per annum so that the value on February 1, 1997, is One Hundred Seventy Six Thousand Two Hundred Eighty Seven Dollars and will continue at the rate of five percent (5%) thereafter during the term of the Lease or until the option to purchase is exercised.

     The Landlord agrees that in the event Tenant exercises its option to purchase that she, her heirs or assigns will finance up to seventy percent (70%) of the purchase price for a period of ten

                                                             C.O. Jr. _________
                                                             M.C. S. __________

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(10) years from the date of the exercise of the option with the principal and interest payable in monthly installments, the interest being established at the rate of (13%) per annum and that the note evidencing this debt shall be secured by a deferred purchase money deed of trust.

     SECTION 21.  Entire Agreement.  This Lease contains the entire agreement
                  ----------------
between Landlord and Tenant relating to the Premises and supersedes all prior and contemporaneous negotiations, understandings and agreements, written or oral, between the parties. This Lease shall not be amended or modified except by written instrument executed by both parties.

     SECTION 22.  No Representations.  Neither party has made any
                  ------------------
representations or promises except as contained herein or in some future writing signed by the party making such representation or promise.

     SECTION 23.  No Partnership.  Landlord does not in any way for any purpose
                  --------------
become a partner of Tenant in the conduct of its business.

     SECTION 24.  Rights Cumulative.  All rights, powers, and privileges
                  -----------------
conferred hereunder upon parties hereto shall be cumulative, but not restrictive to those given by law.

     SECTION 25.  Title and Paragraph Headings.  The titles and paragraph
                  ----------------------------
headings used herein are for convenience only and are not substantive in any way.

     SECTION 26.  Separability Clause.  Should any provisions of the Lease be or
                  -------------------
become void or unenforceable, the remaining provisions hereof shall remain in full force and effect.

     SECTION 27. Heirs and Assigns. This Lease shall be binding upon the heirs, assigns, and successors in interest to either party hereto.

                                   _____________________________________
                                   Maggie Compton Simmers

                                   SALEM BANK & TRUST, N.A.

                                   By:__________________________________
                                      Clark Owen, Jr., President

                                                             C.O. Jr. _________
                                                             M.C. S. __________

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STATE OF VIRGINIA,
CITY OF SALEM, to-wit:

     The foregoing instrument was acknowledged before me this 7/th/ day of
                                                              -----
February, 1996, by Maggie Compton Simmers.
--------

My Commission expires May 31, 1999
                      ------------

                                             ______________________________
                                             Notary Public


STATE OF VIRGINIA
CITY OF SALEM, to-wit:

     The foregoing instrument was acknowledged before me this 7/th/ day of
                                                              -----
February, 1996, by Clark Owen, Jr., President of Salem Bank and Trust.
--------

My Commission expires May 31, 1999
                      ------------


                                             ______________________________
                                             Notary Public

                                                             C.O. Jr. _________
                                                             M.C. S. __________

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